UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 6, 2023, Gaspare Guarrasi, Chief Operating Officer of Tattooed Chef, Inc., a Delaware corporation (the “Company”), retired from such position effective immediately. Mr. Guarrasi’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or procedures.
Chief Operating Officer Appointment
On February 6, 2023, the Company appointed Giuseppe Bardari as Chief Operating Officer of the Company, effective immediately. Mr. Bardari is currently the President of Ittella Italy s.r.l. (“Ittella Italy”), our wholly owned subsidiary, and will continue to serve in such position.
Mr. Bardari, age 46, joined us in 2010 as a Director of International Business Development, a position which he held for seven years, and was responsible for the procurement of items from Italy and managing the process of items leaving Italy and arriving in the United States. In 2017, he became President of our Italian division, Ittella Italy. Mr. Bardari is responsible for overseeing all operations of Ittella Italy, which includes managing relationships with local growers, procuring imported ingredients and the exporting of finished products. Mr. Bardari holds additional frozen food industry experience from over six years spent as an export manager for Gias Spa. He holds a Degree in Economics from Messina University and MBA with specialization for Hi-Tech from Sdipa/Bocconi. Mr. Bardari continues to oversee all Italian operations.
There is no arrangement or understanding between Mr. Bardari and any other person pursuant to which Mr. Bardari was appointed to this position with the Company. There is no family relationship between Mr. Bardari and any director or executive officer of the Company. There are no transactions in which Mr. Bardari has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: February 10, 2023
2